Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001

Dear Shareholder:

During the six-month period ended November 30, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies, led by the airlines, announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.7 percent between September and November, while October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in September, October and November. Subsequently, the Fed cut rates another 25 basis points in December. This cut, the eleventh in 2001, brought the federal funds rate to 1.75 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries, which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields on short maturities declined the most and the yield curve steepened. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction. Interest rates, moved higher in November, reversing course on the perception that the economy was bottoming and would recover in 2002.

Municipal Market Conditions

Over the past six months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which stood at 5.40 percent in May, declined to 5.04 percent in October before increasing to 5.17 percent at the end of November 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries averaged 94 percent between May and September. However, following September 11 and the Treasury's announcement, the ratio jumped to 104 percent in October before falling back to 98 percent at the end of November. In the 10-year maturity range, the ratio soared from 83 percent in August to 95 percent in October before declining to 91 percent in November.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

yield curve between one-and 30-year maturities steepened, from 125 to 300 basis points. Over the same time period, yields on one-year municipal notes declined from 3.25 percent to 1.98 percent.

Lower interest rates also led to a rebound in new-issue volume. During the first 11 months of 2001, underwriting surged 37 percent, to $252 billion. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume.

                                       30-Insured                  30-Year U.S.            Insured Municipal Yields/
                                    Municipal Yields             Treasury Yields          U.S. Treasury Yields (Ratio)
                                    ----------------             ---------------          ----------------------------
1996                                      5.60                            6.63                        84.46
1997                                      5.70                            6.79                        83.95
                                          5.65                            6.80                        83.09
                                          5.90                            7.10                        83.10
                                          5.75                            6.94                        82.85
                                          5.65                            6.91                        81.77
                                          5.60                            6.78                        82.60
                                          5.30                            6.30                        84.13
                                          5.50                            6.61                        83.21
                                          5.40                            6.40                        84.38
                                          5.35                            6.15                        86.99
                                          5.30                            6.05                        87.60
                                          5.15                            5.92                        86.99
1998                                      5.15                            5.80                        88.79
                                          5.20                            5.92                        87.84
                                          5.25                            5.93                        88.53
                                          5.35                            5.95                        89.92
                                          5.20                            5.80                        89.66
                                          5.20                            5.65                        92.04
                                          5.18                            5.71                        90.72
                                          5.03                            5.27                        95.45
                                          4.95                            5.00                        99.00
                                          5.05                            5.16                        97.87
                                          5.00                            5.06                        98.81
                                          5.05                            5.10                        99.02
1999                                      5.00                            5.09                        98.23
                                          5.10                            5.58                        91.40
                                          5.15                            5.63                        91.47
                                          5.20                            5.66                        91.87
                                          5.30                            5.83                        90.91
                                          5.47                            5.96                        91.78
                                          5.55                            6.10                        90.98
                                          5.75                            6.06                        94.88
                                          5.85                            6.05                        96.69
                                          6.03                            6.16                        97.89
                                          6.00                            6.29                        95.39
                                          5.97                            6.48                        92.13
2000                                      6.18                            6.49                        95.22
                                          6.04                            6.14                        98.37
                                          5.82                            5.83                        99.83
                                          5.91                            5.96                        99.16
                                          5.91                            6.01                        98.34
                                          5.84                            5.90                        98.98
                                          5.73                            5.78                        99.13
                                          5.62                            5.67                        99.12
                                          5.74                            5.89                        97.45
                                          5.65                            5.79                        97.58
                                          5.55                            5.61                        98.93
                                          5.27                            5.46                        96.52
2001                                      5.30                            5.50                        96.36
                                          5.27                            5.31                        99.25
                                          5.26                            5.44                        96.69
                                          5.45                            5.79                        94.13
                                          5.40                            5.75                        93.91
                                          5.35                            5.76                        92.88
                                          5.16                            5.52                        93.48
                                          5.07                            5.37                        94.41
                                          5.20                            5.42                        95.94
                                          5.04                            4.87                       103.49
                                          5.17                            5.29                        97.73

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended November 30, 2001, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust (OIA) decreased from $8.03 to $7.99 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.29 per share, the Fund's total NAV return was 2.88 percent. OIA's value on the New York Stock Exchange (NYSE) decreased from $8.53 to $8.35 per share during this period. Based on this change plus

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

reinvestment of tax-free dividends, OIA's total market return was 1.21 percent. As of November 30, 2001, OIA's share price was at a 4.51 percent premium to its NAV.

Monthly dividends for November and December 2001 were declared in October and were unchanged at $0.0475 per share. The Fund's level of undistributed net investment income was $0.089 per share on November 30, 2001, versus $0.105 per share at the beginning of the calendar year.

Portfolio Structure

The Fund's net assets of $167.3 million were diversified among 12 long-term sectors and 65 credits. At the end of November, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.8 years. Generally, bonds with longer durations exhibit greater volatility. Nonrated securities comprised over half of OIA's assets. The bonds of two issuers, representing less than one percent of net assets, were not accruing interest. In addition, two issues, representing two percent of net assets, were accruing income but may have difficulty with future debt service payments. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead

Economists put the negative impact of the September 11 attacks at about a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in 10 years. There is no doubt that the terrorist attacks are having a negative impact on the economy. However, the fixed-income markets appear to be anticipating improved economic conditions in 2002. Periods of economic recovery tend to favor the relative performance of non-rated securities.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

We appreciate your ongoing support of Morgan Stanley Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

[LARGEST SECTORS BAR CHART]

                                                          LARGEST SECTORS AS OF NOVEMBER 30, 2001
                                                                     (% OF NET ASSETS)

                                                 NURSING &                                RETIREMENT        TAX
                     MORTGAGE      IDR/PCR*       HEALTH       HOSPITAL     RECREATION    & LIFE CARE   ALLOCATION   TRANSPORTATION
                     --------      --------      ---------     --------     ----------    -----------   ----------   --------------
                        17%           17%           13%           12%            9%            7%            7%            5%


* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

                                                        CREDIT RATINGS AS OF NOVEMBER 30, 2001
                                                           (% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA                        Aa OR AA           A OR A          Baa OR BBB         Ba OR BB           B OR B           NR
----------                        --------           ------          ----------         --------           ------           --
4%                                   11%                5%               18%                5%                1%            56%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                                DISTRIBUTION BY MATURITY
                                   (% OF NET ASSETS)
                                   WEIGHTED AVERAGE
                                  MATURITY: 18 YEARS

1-5 Years                                                                         2.3%
5-10 Years                                                                       20.3%
10-20 Years                                                                      38.5%
20-30 Years                                                                      34.6%
30+ Years                                                                         4.3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

[CALL AND COST (BOOK) YIELD STRUCTURE CHARTS]

                            CALL AND COST (BOOK) YIELD STRUCTURE
                               (BASED ON LONG-TERM PORTFOLIO)
                                      NOVEMBER 30, 2001

                                     WEIGHTED AVERAGE
                                 CALL PROTECTION: 7 YEARS

                                     WEIGHTED AVERAGE
                                     BOOK YIELD: 7.5%

YEARS BONDS CALLABLE                           PERCENT CALLABLE                 COST (BOOK) YIELD
2001                                                  4.0%                              8.9%
2002                                                  7.0%                              9.3%
2003                                                  3.0%                              7.8%
2004                                                  6.0%                              9.7%
2005                                                 10.0%                              6.8%
2006                                                  5.0%                              7.3%
2007                                                  3.0%                              5.9%
2008                                                 15.0%                              6.4%
2009                                                 12.0%                              6.4%
2010                                                  9.0%                              7.1%
2011+                                                26.0%                              8.0%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 9.3% ON 7% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (94.5%)

            Educational Facilities Revenue (1.6%)
$  1,600    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs....................................................   7.50%   05/01/11    $  1,747,792
   1,000    New Jersey Educational Facilities Authority, Fairleigh
              Dickinson University 1998 Ser G.........................   5.70    07/01/28         943,380
--------                                                                                     ------------
   2,600                                                                                        2,691,172
--------                                                                                     ------------
            Hospital Revenue (11.6%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
              Impr & Refg Ser 1999 B..................................   5.625   09/01/28       1,931,460
   1,000    Illinois Health Facilities Authority, Riverside Health Ser
              2000....................................................   6.85    11/15/29       1,079,390
   2,000    Kentucky Economic Development Finance Authority,
              Appalachian Regional Healthcare Inc Refg & Impr Ser
              1997....................................................   5.875   10/01/22       1,572,120
   2,000    Maryland Health & Higher Educational Facilities Authority,
              University of Maryland Medical Ser 2000.................   6.75    07/01/30       2,190,320
            Massachusetts Health & Educational Facilities Authority,
   2,000      Dana Farber Cancer Institute Ser G-1....................   6.25    12/01/14       2,111,300
   3,000      Dana Farber Cancer Institute Ser G-1....................   6.25    12/01/22       3,133,950
   3,000    Henderson, Nevada, Catholic Health West 1998 Ser A........   5.375   07/01/26       2,707,050
   1,500    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A....   6.00    05/01/28       1,176,150
   2,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994.....................   7.25    07/01/27       2,003,660
   1,440    Nassau County Industrial Development Agency, New York,
              North Shore Health Ser B................................   5.875   11/01/11       1,421,222
--------                                                                                     ------------
  19,940                                                                                       19,326,622
--------                                                                                     ------------
            Industrial Development/Pollution Control Revenue (16.9%)
     360    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser
              1991 (AMT)++............................................  10.125   09/01/11         360,238
            Chicago, Illinois,
   2,000      Chicago O'Hare Int'l Airport/United Airlines Inc Ser
              1999 A..................................................   5.35    09/01/16       1,030,220
   2,000      Chicago, O'Hare Int'l Airport/United Airlines Inc Refg
              Ser 2001 C..............................................   6.30    05/01/16       1,171,460
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)..........   6.00    06/01/27       1,365,180
   1,001    Michigan Strategic Fund, Kasle Steel Corp Ser 1989
              (AMT)...................................................   9.375   10/01/06       1,003,465
   2,000    New Jersey Economic Development Authority, Continental
              Airlines Inc Ser 2000 (AMT).............................   7.00    11/15/30       1,716,360
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A......   5.625   02/01/18       1,132,020
     725    Zanesville-Muskingum County Port Authority, Ohio, Anchor
              Glass Container Corp Ser 1989 B (AMT)...................  10.25    12/01/08         729,118
   2,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized
              Ser 1995 B..............................................   7.75    05/01/20       2,179,320

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  4,000    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)...................................................   6.65%   05/01/10    $  4,242,839
            Lexington County, South Carolina,
   4,250      Ellett Brothers Inc Refg Ser 1988.......................   7.50    09/01/08       4,172,183
   1,000    Brazos River Authority, Texas, TXU Electric Refg Ser 2001
              C (AMT).................................................   5.75    05/01/36         999,200
            Pittsylvania County Industrial Development Authority,
              Virginia,
   4,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT).....   7.45    01/01/09       4,501,439
   1,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT).....   7.50    01/01/14       1,482,315
   2,000    Upshur County, West Virginia, TJ International Inc Ser
              1995 (AMT)..............................................   7.00    07/15/25       2,113,140
--------                                                                                     ------------
  30,336                                                                                       28,198,497
--------                                                                                     ------------
            Mortgage Revenue - Multi-Family (6.7%)
            Washington County Housing & Redevelopment Authority,
              Minnesota,
   3,885      Courtly Park Ser 1989 A.................................   9.75    06/15/19       3,143,315
   1,165      Courtly Park Ser 1989 A (AMT)...........................  10.25    06/15/19         942,101
  24,080      Courtly Park Ser 1989 B.................................   0.00    06/15/19         405,025
   8,678      Courtly Park Ser 1989 B (AMT)...........................   0.00    06/15/19         145,962
            White Bear Lake, Minnesota,
   3,715      White Bear Woods Apts Phase II Refg 1989 Ser A..........   9.75    06/15/19       3,370,247
  20,105      White Bear Woods Apts Phase II Refg 1989 Ser B..........   0.00    06/15/19         338,160
   3,000    Brookhaven Industrial Development Agency, New York,
              Woodcrest Estates Ser 1998 A (AMT)......................   6.375   12/01/37       2,889,690
--------                                                                                     ------------
  64,628                                                                                       11,234,500
--------                                                                                     ------------
            Mortgage Revenue - Single Family (9.9%)
            Colorado Housing & Finance Authority,
   1,120      1996 Ser B (AMT)........................................   7.65    11/01/26       1,201,648
   2,925      Ser 1998 D-2 (AMT)......................................   6.35    11/01/29       3,140,573
  44,745    New Hampshire Housing Finance Authority, Residential 1983
              Ser.....................................................   0.00    01/01/15      12,171,982
--------                                                                                     ------------
  48,790                                                                                       16,514,203
--------                                                                                     ------------
            Nursing & Health Related Facilities Revenue (13.1%)
            Escambia County, Florida,
   6,910      Pensacola Care Development Centers Ser 1989.............  10.25    07/01/11       6,989,602
   1,580      Pensacola Care Development Centers Ser 1989 A...........  10.25    07/01/11       1,598,202
   1,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999.......   6.75    04/01/34         875,530
   2,000    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996...............................   9.25    07/01/25       2,387,380
   2,375    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
              1990....................................................  10.25    01/01/20       1,782,651
   1,400    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993........   8.375   10/01/13       1,468,936
   1,950    Massachusetts Development Finance Agency, New England
              Center for Children Ser 1998............................   5.875   11/01/18       1,668,869

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  1,000    Massachusetts Health & Educational Facilities Authority,
              The Learning Center for Deaf Children Ser C.............   6.125%  07/01/29    $    868,630
   1,040    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999.....................   6.00    06/01/09       1,024,005
            Kirbyville Health Facilities Development Authority, Texas,
   3,774      Heartway III Corp Ser 1998 A............................  10.00    03/20/18       3,175,738
     642      Heartway III Corp Ser 1998 B (a)........................   6.00    03/20/04          32,100
--------                                                                                     ------------
  23,671                                                                                       21,871,643
--------                                                                                     ------------
            Recreational Facilities Revenue (9.0%)
   2,000    West Jefferson Amusement & Public Park Authority, Alabama,
              VisionLand Ser 1999 (a).................................   6.375   02/01/29         580,000
   2,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A.................................   6.25    01/01/30       1,987,560
   2,000    San Diego County, California, San Diego Natural History
              Museum COPs.............................................   5.70    02/01/28       2,007,760
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010      Special 1996 Ser A (b)..................................   6.40    09/01/11       1,073,105
   1,000      Special 1997 Ser B (b)..................................   5.75    09/01/27         957,600
   2,500    American National Fish & Wildlife Museum District,
              Missouri, Ser 1999......................................   7.00    09/01/19       2,447,025
   2,000    Elk Valley Public Improvement Corporation, Colorado, Ser
              2001 A..................................................   7.35    09/01/31       1,954,840
   2,000    St Louis Industrial Development Authority, Missouri, St
              Louis Convention Center Headquarters Hotel Ser 2000
              (AMT)...................................................   6.875   12/15/20       2,066,320
   2,000    Austin Convention Enterprises, Texas, Convention Center
              Hotel Senior Ser 2000 A.................................   6.70    01/01/32       2,033,820
--------                                                                                     ------------
  16,510                                                                                       15,108,030
--------                                                                                     ------------
            Retirement & Life Care Facilities Revenue (7.4%)
   1,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A.....................................   8.00    01/01/30       1,006,750
   1,500    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A..................................   5.75    07/01/23       1,330,695
            New Jersey Economic Development Authority,
   1,000      Franciscan Oaks Ser 1997................................   5.70    10/01/17         887,140
   2,000      United Methodist Homes of New Jersey Ser 1998...........   5.125   07/01/25       1,672,500
   2,000    Glen Cove Housing Authority, New York, Mayfair at Glen
              Cove Ser 1996 (AMT).....................................   8.25    10/01/26       2,153,220
   3,250    Suffolk County Industrial Development Agency, New York,
              Jefferson's Ferry Ser 1999..............................   7.25    11/01/28       3,399,338
   2,100    Vermont Economic Development Authority, Wake Robin Corp
              Ser 1999 A..............................................   6.75    03/01/29       1,961,547
--------                                                                                     ------------
  12,850                                                                                       12,411,190
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (7.1%)
$  3,350    Crestwood, Illinois, Refg Ser 1994........................   7.25%   12/01/08    $  3,531,805
   2,000    Anne Arundel County, Maryland, National Business Park Ser
              2000....................................................   7.375   07/01/28       2,149,720
   4,000    Fenton, Missouri, Gravois Bluffs Redevelopment Ser 2001 A
              Refg....................................................   7.00    10/01/21       4,194,600
   2,000    Las Vegas, Nevada, District No. 808, Summerlin Area Ser
              2001....................................................   6.75    06/01/21       2,038,720
--------                                                                                     ------------
  11,350                                                                                       11,914,845
--------                                                                                     ------------
            Transportation Facilities Revenue (5.1%)
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA)..................................................   0.00    09/01/15       3,762,150
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
              Ser 1993 A (Ambac)......................................   5.85    10/01/13       2,186,080
   1,000    Nevada Department of Business Industry, Las Vegas Monorial
              2nd Tier Ser 2000.......................................   7.375   01/01/40         987,470
   2,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A....................................   5.50    08/15/28       1,623,040
--------                                                                                     ------------
  12,500                                                                                        8,558,740
--------                                                                                     ------------
            Water & Sewer Revenue (2.0%)
   2,000    Northern Palm Beach County Improvement District, Florida,
              Water Control & Improvement #9A Ser 1996 A..............   7.30    08/01/27       2,138,020
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser
              B (FGIC)................................................   0.00    09/01/30       1,228,740
--------                                                                                     ------------
   8,000                                                                                        3,366,760
--------                                                                                     ------------
            Refunded (4.1%)
   5,367    Ann Arbor Economic Development Corporation, Michigan,
              Glacier Hills Inc Ser 1989 (ETM)........................   8.375   01/15/19       6,902,606
--------                                                                                     ------------
 256,542    Total Tax-Exempt Municipal Bonds (Cost $170,097,521)..........................    158,098,808
--------                                                                                     ------------
            Short-Term Tax-Exempt Municipal Obligations (4.2%)
     290    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1988................................................   7.50    09/01/02         289,281
     400    Geisinger Authority, Pennsylvania, Geisinger Health System
              Ser 2000 (Demand 12/01/01)..............................   1.55*   08/01/28         400,000
   4,000    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994 (Demand 12/03/01)....   1.60*   12/01/25       4,000,000
   2,260    Virginia Housing Development Authority, 1992 Ser A........   7.10    01/01/02++     2,307,618
--------                                                                                     ------------
   6,950    Total Short-Term Tax-Exempt Municipal Obligations (Cost $6,997,026)...........      6,996,899
--------                                                                                     ------------

$263,492    Total Investments (Cost $177,094,547) (c).........................       98.7%   $165,095,707
========
            Other Assets in Excess of Liabilities.............................        1.3       2,197,491
                                                                                    -----    ------------
            Net Assets........................................................      100.0%   $167,293,198
                                                                                    =====    ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

---------------------


   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
    ++      Joint exemption in locations shown.
    +       Entire maturity to be called on January 1, 2002.
    +
   (a)      Bond in default; non-income producing security.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $5,493,568 and the aggregate gross
            unrealized depreciation is $17,492,408, resulting in net
            unrealized depreciation of $11,998,840.

Bond Insurance:
---------------
  Ambac     Ambac Indemnity Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.


                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.................     0.3%
Arkansas................     1.2
California..............     3.4
Colorado................     6.0
Connecticut.............     1.2
District of Columbia....     0.2
Florida.................     8.8
Illinois................     4.1
Iowa....................     2.2
Kentucky................     2.0
Louisiana...............     0.9%
Maryland................     2.6
Massachusetts...........     5.5
Michigan................     4.7
Minnesota...............     5.0
Missouri................     5.2
Nevada..................     3.4
New Hampshire...........     8.0
New Jersey..............     4.3
New York................     6.5
Ohio....................     1.1%
Pennsylvania............     4.8
South Carolina..........     2.7
Texas...................     6.1
Vermont.................     1.2
Virginia................     6.2
West Virginia...........     1.3
Joint Exemption*........    (0.2)
                            ----

Total...................    98.7%
                            ====

---------------------
* Joint exemptions have been included in each location.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $177,094,547).......................................  $165,095,707
Cash........................................................        48,199
Receivable for:
    Interest................................................     3,361,823
    Investments sold........................................        52,924
Prepaid expenses and other assets...........................         3,019
                                                              ------------
    Total Assets............................................   168,561,672
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................       988,474
    Investment advisory fee.................................        80,988
    Administration fee......................................        48,592
Accrued expenses and other payables.........................       150,420
                                                              ------------
    Total Liabilities.......................................     1,268,474
                                                              ------------
    Net Assets..............................................  $167,293,198
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $198,569,437
Net unrealized depreciation.................................   (11,998,840)
Accumulated undistributed net investment income.............     1,900,325
Accumulated net realized loss...............................   (21,177,724)
                                                              ------------
    Net Assets..............................................  $167,293,198
                                                              ============
Net Asset Value Per Share
  20,932,272 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................         $7.99
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended November 30, 2001 (unaudited)

Net Investment Income:

Interest Income.............................................  $6,545,829
                                                              ----------
Expenses
Investment advisory fee.....................................     425,177
Administration fee..........................................     255,106
Transfer agent fees and expenses............................      35,592
Registration fees...........................................      32,237
Professional fees...........................................      23,315
Trustees' fees and expenses.................................      10,751
Shareholder reports and notices.............................       5,007
Custodian fees..............................................       3,692
Other.......................................................       6,350
                                                              ----------
    Total Expenses..........................................     797,227
Less: expense offset........................................      (3,692)
                                                              ----------
    Net Expenses............................................     793,535
                                                              ----------
    Net Investment Income...................................   5,752,294
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................       1,948
Net change in unrealized depreciation.......................    (557,467)
                                                              ----------
    Net Loss................................................    (555,519)
                                                              ----------
Net Increase................................................  $5,196,775
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 2001   MAY 31, 2001
                                                              -----------------   ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  5,752,294      $ 11,640,079
Net realized gain (loss)....................................           1,948           (73,185)
Net change in unrealized depreciation.......................        (557,467)        5,678,662
                                                                ------------      ------------
    Net Increase............................................       5,196,775        17,245,556
Dividends to shareholders from net investment income........      (5,965,601)      (12,381,937)
Decrease from transactions in shares of beneficial
  interest..................................................        --                (711,802)
                                                                ------------      ------------
    Net Increase (Decrease).................................        (768,826)        4,151,817
Net Assets:
Beginning of period.........................................     168,062,024       163,910,207
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,900,325 and $2,093,963, respectively).................    $167,293,198      $168,062,024
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the Fund's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2001 aggregated $6,383,118 and $6,921,033, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $15,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2001 included in Trustees' fees and expenses in the Statement of Operations

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

amounted to $5,341. At November 30, 2001, the Fund had an accrued pension liability of $56,458, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2000.......................................  21,027,672   $210,276    $199,070,963
Treasury shares purchased and retired (weighted average
  discount 4.17%)*..........................................     (95,400)      (954)       (710,848)
                                                              ----------   --------    ------------
Balance, May 31, 2001, and November 30, 2001................  20,932,272   $209,322    $198,360,115
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Federal Income Tax Status

At May 31, 2001, the Fund had a net capital loss carryover of approximately $21,180,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

         AMOUNT IN THOUSANDS
-------------------------------------
 2003     2004   2006   2007    2009
-------  ------  ----   ----   ------
$10,521  $5,243  $700   $87    $4,629
=======  ======  ====   ===    ======

6. Dividends

The Fund declared the following dividends from net investment income:

  DECLARATION      AMOUNT         RECORD             PAYABLE
      DATE        PER SHARE        DATE               DATE
----------------  ---------  -----------------  -----------------
October 30, 2001   $0.0475   December 7, 2001   December 21, 2001

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2001, the Fund did not hold positions in residual interest bonds.

9. Change in Accounting Policy

Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $19,569 increase in the cost of securities and a corresponding $19,569 increase to undistributed net investment income based on securities held as of May 31, 2001.

The effect of this change for the six months ended November 30, 2001 was to increase net investment income by $11,397 and increase unrealized depreciation by $11,296 and decrease realized gains by $101. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Municipal Income Opportunities Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                     FOR THE SIX                   FOR THE YEAR ENDED MAY 31*
                                                    MONTHS ENDED      ----------------------------------------------------
                                                  NOVEMBER 30, 2001     2001       2000       1999       1998       1997
                                                  -----------------   --------   --------   --------   --------   --------
                                                     (unaudited)
Selected Per Share Data:

Net asset value, beginning of the period........      $   8.03        $   7.79   $   8.69     $ 8.80     $ 8.47   $   8.31
                                                      --------        --------   --------     ------     ------   --------

Income (loss) from investment operations:
    Net investment income.......................          0.27            0.55       0.57       0.61       0.60       0.63
    Net realized and unrealized gain (loss).....         (0.02)           0.28      (0.85)     (0.13)      0.31       0.16
                                                      --------        --------   --------     ------     ------   --------

Total income (loss) from investment
  operations....................................          0.25            0.83      (0.28)      0.48       0.91       0.79
                                                      --------        --------   --------     ------     ------   --------

Less dividends from net investment income.......         (0.29)          (0.59)     (0.62)     (0.59)     (0.58)     (0.63)
                                                      --------        --------   --------     ------     ------   --------

Net asset value, end of period..................      $   7.99        $   8.03   $   7.79     $ 8.69     $ 8.80   $   8.47
                                                      ========        ========   ========     ======     ======   ========

Market value, end of period.....................      $   8.35        $   8.53   $   8.25     $9.438     $8.688   $   8.75
                                                      ========        ========   ========     ======     ======   ========

Total Return+...................................          1.21%(1)       10.78%     (5.94)%    15.65%      5.87%      5.82%

Ratios to Average Net Assets:
Expenses (before expense offset)................          0.94%(2)        0.93%      0.93%      0.96%(3)   1.04%      1.08%

Net investment income...........................          6.76%(2)(4)     6.95%      6.95%      6.89%      6.98%      7.44%

Supplemental Data:
Net assets, end of period, in thousands.........      $167,293        $168,062   $163,910   $183,200   $185,496   $178,600

Portfolio turnover rate.........................             4%(1)          16%        13%        16%        20%        19%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
         Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended November 30, 2001 was to increase the ratio of net investment income to average net assets by 0.01%. The
         Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Julie Morrone
Vice President

Wayne Godin
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.


MORGAN STANLEY
MUNICIPAL INCOME
OPPORTUNITIES TRUST

Semiannual Report
November 30, 2001